SUPPLEMENT DATED MAY 11, 2011
TO PROSPECTUS DATED MAY 1, 2011

Prudential Variable Contract Account GI-2

WITH RESPECT TO

AICPA GROUP VARIABLE UNIVERSAL LIFE
for Members
certificates effective on or after 01/01/2009

Effective immediately, the following chart replaces the existing chart of available unaffiliated investment options on page 10:

Unaffiliated Funds / Portfolios
Funds / Portfolios / Objectives	Style/Type	Advisers
AllianceBernstein International Growth Portfolio1: Long-term growth of capital.	International – Equity	AllianceBernstein
AllianceBernstein Real Estate Investment Portfolio1: Total return from long-term growth of capital and income.	Sector	AllianceBernstein
Dreyfus VIF - International Equity Portfolio2: Capital growth.	International – Equity	Dreyfus
DWS Dreman Small Mid Cap Value VIP3: Long-term capital appreciation.	Multi-Cap Value	Deutsche
Lazard Retirement Emerging Markets Equity Portfolio4: Long-term capital appreciation.	International – Equity	Lazard
T. Rowe Price Mid-Cap Growth Portfolio: Long-term capital appreciation.	Mid-Cap Growth	T. Rowe Price
T. Rowe Price New America Growth Portfolio: Long-term capital growth.	Multi-Cap Growth	T. Rowe Price
T. Rowe Price Personal Strategy Balanced Portfolio: Highest total return over time, consistent with an emphasis on both capital appreciation and income.	Asset Allocation	T. Rowe Price
1.	Series I Shares
2.	Initial Shares
3.	Class A Shares
4.	Service Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Dreyfus Corporation (“Dreyfus”)
•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Lazard Asset Management LLC ("Lazard")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

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